Exhibit 13.2

CERTIFICATION

In connection with the Annual Report of Farmmi, Inc. (the “Company”) on Form 20-F for the fiscal year ended September 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jun Zhou, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 31, 2019

By:	/s/ Jun Zhou

Name:	Jun Zhou

Title:	Chief Financial Officer